Risk management	12 Months Ended
Dec. 31, 2025
Risk management
Risk management

30.Risk management

30.1Exchange rate risk

The Ecopetrol Group operates mainly in Colombia and makes sales in the local and international markets, for that reason, it is exposed to exchange rate risk.

As of December 31, 2025, the Colombian peso appreciated by 14.79%, rising from a closing rate of $4,409.15 on December 31, 2024, to $3,757.08 pesos per dollar. When the Colombian peso appreciates, export revenues, when converted to pesos, decrease, and imports and foreign debt service become less expensive.

The balance of financial assets and liabilities denominated in foreign currency for the years ended December 31 is presented in the following table:

(in USD$Million)	2025	2024
Cash and cash equivalents	544	650
Other financial assets	777	735
Trade receivables and payables, net	432	(495)
Loans and borrowings	(18,702)	(18,320)
Other assets and liabilities, net	(483)	117
Net liability position	(17,432)	(17,313)

Of the total net position, USD$(16,813) million correspond to net liabilities of companies with Colombian peso functional currency, of which USD$(17,348) million correspond to loans used as hedging instruments whose valuation is recognized in other comprehensive income, the exchange difference valuation of the remaining net assets for USD$535 million affects the statement of profit and loss. Likewise, USD$(619) million of the net position correspond to monetary assets and liabilities of Business Group companies with a functional currency other than the Colombian peso, whose valuation is recognized in the profit or loss statement.

30.2	Sensitivity analysis for exchange rate risk

The following is the effect of a change of 8% and 15% in the exchange rate of the Colombian peso as compared with the U.S. dollar, on the balance of financial assets and liabilities denominated in foreign currency as of December 31, 2025:

Scenario / Variation in	Effect on income	Effect in other
the exchange rates	before taxes +/–	comprehensive income +/–
8%	(25)	(5,214)
15%	(47)	(9,777)

30.3Cash flow hedge for future exports

To express in the consolidated financial statements, the effect of the existing natural hedge between exports and indebtedness, understanding that the exchange rate risk materializes when exports are made, On September 30, 2015, the Board of Directors made the first designation of Ecopetrol’s debt as a hedging instrument for its future income from crude oil exports.

Ecopetrol Group has designated part of its loans and borrowings (Note 20) denominated in US Dollars to hedge the exposure to future cashflows exports in USD. The following is the movement of this non-derivative hedging instrument designated in this hedge relationship:

(US$Million)	2025	2024
Hedging instrument at the beginning of the year	7,343	6,265
Reassignment of hedging instruments	1,316	1,200
Realization of exports	(1,316)	(1,207)
Designation of new hedge items	4	1,085
Hedging instrument at the end of the year	7,347	7,343

The following is the movement in accumulated other comprehensive income for the years ended December 31, 2025, 2024 and 2023:

	2025	2024	2023
Opening balance	1,578	(602)	2,474
Exchange difference	(4,737)	3,898	(5,195)
Reclassification to profit or loss (Note 25)	150	(239)	(480)
Ineffectiveness reclassified to profit and loss	(14)	(7)	(25)
Deferred income tax (Note 10)	1,775	(1,472)	2,624
Closing balance	(1,248)	1,578	(602)

The expected reclassification of the cumulative exchange difference from other comprehensive income to the profit or loss is as follows:

Year	Before taxes	Taxes	After taxes
2026	1,076	(418)	658
2027	193	(73)	120
2028	193	(73)	120
2029	193	(73)	120
2030	140	(53)	87
2031	114	(43)	71
2032	114	(43)	71
2033	4	(3)	1
	2,027	(779)	1,248

30.4Hedge of a net investment in a foreign operation

The Board of Directors approved the application of net investment hedge accounting from June 8, 2016. The measure is intended to reduce the volatility of non–operating income due to exchange rate variations. The net investment hedge will be applied on a portion of the Ecopetrol Group’s investments in foreign operations, in this case on investments in subsidiaries which have the U.S. dollar as their functional currency, using a portion of the Ecopetrol Group’s U.S. dollar denominated debt as the hedging instrument.

As of December 31, 2025, the total hedged balance is USD$10,001 million, which includes: i) Ecopetrol S.A. USD$9,671 million and ii) ISA Colombia for USD$330 million in net investment coverage on investments in the companies ISA REP, ISA Perú, Consorcio Transmantaro and Proyectos de Infraestructura del Perú.

The following is the movement in accumulated other comprehensive income attributable to owners of parent:

	2025	2024	2023
Opening balance	6,467	3,141	9,354
Exchange difference	(6,642)	6,305	(8,973)
Deferred income tax (Note 10)	2,893	(2,979)	2,760
Closing balance	2,718	6,467	3,141

30.5Hedging with financial derivatives to mitigate exchange rate and interest rate risk

The ISA Group and Oleoducto Central S.A. have hedges with derivative financial instruments – CCS (Cross Currency Swaps) and nondelivery forward to hedge exchange rates. These hedges are recognized as cash flow hedges.

Company	Derivative instrument	2025	2024
Intervial Chile (1)	Cross currency swap	37	36
ISA CTEP	Cross currency swap	(2)	223
(1)

As of December 2025, it corresponds to a cross-currency swap ISA Intervial, which belongs to the toll roads segment in Chile. This derivative contract was signed in May 2021 with Itaú Corpbanca, to exchange the flows of debt contracted in Chilean pesos to Unidades de Fomento (UF).

30.6Commodity price risk

The price risk of raw materials is associated with the Ecopetrol Group’s operations, both exports and imports of crude oil, natural gas, and refined products. To mitigate this risk, the Ecopetrol Group has implemented hedges to partially protect the results from price fluctuations, considering that part of the financial exposure under contracts for the purchase of crude oil and refined products depends on the international oil prices.

The risk of such exposure is partially hedged in a natural way, as an integrated Business Group (with operations in the exploration and production, transportation and logistics and refining segments) and carries out both crude exports at international market prices and sales of refined products at prices correlated with international prices.

The Ecopetrol Group has a policy for the execution of hedges and implemented processes, procedures, and controls for their management:

●	The main purpose of the strategic hedging program is to protect the separate and consolidated financial statements against the volatility of market variables in each year, protect income and thus cash flow. Hedging plan has been executed to protect the cash and cash equivalents against low price scenarios below the budget base price, in this sense, put options were purchased.
●	On the other hand, tactical hedges allow capturing value in trading operations and Asset Backed Trading (ABT), mitigating the market risk of specific operations. In the trading activity, the commitments in spot and forward physical contracts imply an exposure to commodity price risk, particularly the risk associated with the volatility of the price of crude oil and refined products. Although said exposure is part of the natural risk of the production, refining and marketing activity carried out by the Ecopetrol Group, sometimes marketing, to maximize value capture, can concentrate risk exposure in terms of term and/or or indicator that differs from the Ecopetrol Group’s natural price risk profile.

As of the date of this report, the Ecopetrol Group holds positions in: Brent $48 put options and TRM collars $33. These derivative transactions are accounted for under cash flow hedge accounting.

30.7	Credit risk

Credit risk is the risk that the Ecopetrol Group may suffer financial losses because of default of: (a) payments by its clients for the sale of crude oil, gas, products, or services; (b) financial institutions in which it keeps investments, or (c) by counterparties with which it has contracted financial instruments.

Credit risk related to customers

In the process of selling crude oil, natural gas, refined products, and petrochemicals, and in providing transportation, power transmission, infrastructure, and telecommunications services, the Ecopetrol Group may be exposed to credit risk, which corresponds to the expected loss resulting from a customer’s failure to meet its payment obligations. The Group has implemented mechanisms and procedures designed to minimize the likelihood of such risks materializing, thereby safeguarding the Ecopetrol Group’s cash flow.

The Ecopetrol Group performs a continuous analysis of the financial strength of its counterparties under a simplified model (Note 4.1), by classifying them according to their risk level and financial guarantees in the event of a default of payments. Similarly, the Group continuously monitors national and international market conditions for early alerts of major changes that may have an impact on the timely payment of obligations from customers.

The Ecopetrol Group performs administrative and legal actions required to recover amounts past due and charges interest from customers that fail to comply with payment policies.

An aging analysis of the accounts receivable portfolio in arrears, but not impaired, as of December 31, 2025, and 2024 is as follows:

	2025	2024
Less than 3 months overdue	109	178
Between 3 and 6 months overdue	88	15
More than 6 months overdue	307	65
	504	258

Credit risk in financial assets

Following the promulgation of Decree 1525 of 2008, which provides general rules on investments for public entities, Ecopetrol’s management established guidelines for its investment portfolios. These guidelines determine that investments in Ecopetrol’s U.S. dollar portfolios are generally limited to investments of cash excess in fixed–income securities issued by entities rated A or higher in the long term and A1/P1/F1 or higher in the short term (international scale) by Standard & Poor’s Ratings Services, Moody’s Investors Service or Fitch Ratings.

In addition, the Ecopetrol Group may also invest in securities issued or guaranteed by the United States of America or Colombia governments, without regard to the ratings assigned to such securities. In Ecopetrol Group’s Colombian Peso portfolio, it must invest the cash excess in fixed–income securities of issuers rated AAA in the long term, and F1+/BRC1+ in the short term (local scale) by Fitch Ratings Colombia or BRC Standard & Poor’s. Likewise, the Ecopetrol Group may also invest in securities issued or guaranteed by the National Government of Colombia without qualification restrictions.

To diversify the risk in the Colombian Peso portfolio, the Ecopetrol Group does not invest more than 10% of the cash excess in one specific issuer. In the case of the U.S. dollar portfolio, the Ecopetrol Group does not invest more than 5% of the cash excess in one specific issuer in the short term (up to one year), or 1% in the long term.

The credit rating of issuers and counterparties in transactions involving financial instruments is disclosed in Note 6 – Cash and cash equivalents, Note 9 – Other financial assets, and Note 22.2 – Plan assets.

30.8	Interest rate risk

Interest rate risk arises from Ecopetrol’s exposure to changes in interest rates because the Ecopetrol Group has investments in fixed and floating–rate instruments and has issued floating rate debt linked to SOFT, DTF, and CPI interest rates. Thus, interest rate volatility may affect the fair value and cash flows of the Group’s investments and the financial expense of floating rate loans and financing.

As of December 31, 2025, 31.11% (2024, 28.91% and 2023, 31.02%) of the Ecopetrol Group’s indebtedness is linked to floating interest rates. As a result, if market interest rates rise, financing expenses will increase, which could have an adverse effect on the results of operations.

The Ecopetrol Group controls the exposure to interest rate risk by establishing limits to the portfolio duration, Value at Risk – VAR and tracking error.

Autonomous equities linked to the Ecopetrol Group’s pension obligations are also exposed to changes in interest rate, as they include fixed and floating rate instruments that are recognized according to the market. Colombian regulation for pension funds, as stipulated in the Decree 941 of 2002 and Decree 1861 of 2012, indicates that they must follow the same regime as the regular obligatory pension funds in their moderate portfolio.

The following table provides information about the sensitivity of the Ecopetrol Group’s results and other comprehensive income for the next 12 months to variations in interest rate of 100 basis points:

			Effect on Other
	Effect on profit or loss (+/–)		Comprehensive Income (+/–)
	Financial	Financial
	Assets *	Liabilities	Plan Assets
+100 basis points	(1,073)	147	(412)
–100 basis points	1,074	(153)	412
(*)	This sensitivity was executed for portfolios of Ecopetrol S.A. and Black Gold Re. These are the most relevant of the Ecopetrol Group.

A sensitivity analysis of discount rates on pension plan assets and liabilities is disclosed in Note 22 – Provisions for employees’ benefits.

30.9Liquidity risk

The ability to access credit and capital markets to obtain resources for the investment plan execution for the Ecopetrol Group may be limited due to adverse changes in market conditions. A global financial crisis could worsen risk perception in emerging markets.

Events that could affect the political and regional environment of Colombia may make it difficult for our subsidiaries to access the capital markets. These conditions, together with potential significant losses in the financial services sector and changes in credit risk assessments, may make it difficult to obtain resources on favorable terms. As a result, the Ecopetrol Group may be forced to review the conditions of the investment plan, or access financial markets under unfavorable terms, thereby negatively affecting the Ecopetrol Group’s results of operations and financial results.

Liquidity risk is managed in accordance with the Ecopetrol Group’s policies aimed at ensuring that enough cash flows to comply with the Ecopetrol Group’s financial commitments within the established dates and with no additional costs. The main method for the measurement and monitoring of liquidity is cash flow forecasting.

The following is a summary of the maturity of financial liabilities as of December 31, 2025. The amounts disclosed in the table are the contractual undiscounted cash flows. The payments in foreign currency were restated taking a constant exchange rate of COP$3,757.08 per U.S. dollar:

	Up to 1 year	1–5 years	5–10 years	> 10 years	Total
Loans (payment of principal and interest)	9,494	62,582	41,826	34,313	148,215
Trade and other payables	15,759	—	—	—	15,759
	25,253	62,582	41,826	34,313	163,974

30.10Risk and opportunities related to climate (Unaudited)

The Group carries out two types of analysis for climate-related risks and opportunities. The first seeks to adapt the business strategy to the energy transition and the other focuses on climate scenarios to identify the level of risk.

●

Physical risks: They are related to the exposure and vulnerability of the Ecopetrol Group to the impacts of climate change and climate variability, which could affect operational continuity and increase the exposure of assets to possible damage and loss. Physical risks are classified as acute and chronic.

o

Acute risks are those caused by extreme weather events, the frequency and intensity of which have been increasing due to the gradual rise in global temperature. In Colombia, they are mainly reflected in the occurrence of the climate variability phenomenon “El Niño” and its opposite phase “La Niña”. These conditions could result in, among others, water shortages, heat waves, floods and fires.

o

Chronic risks, arising from a sustained medium- and long-term change in climate conditions, which for the Ecopetrol Group can be reflected in rising sea levels, thermal overload and droughts beyond 2050.

The physical risk analysis considered the following climate change scenarios from the Intergovernmental Panel on Climate Change (IPCC), with a horizon up to 2100, inclusive: (i) Aligned with the objective of the Paris Agreement (SSP / RCP 2.6), (ii) Peak emissions in 2040 (SSP2 / RCP4.5), and (iii) ‘Business as Usual’ (SSP5 / RCP8.5). Under these scenarios, seven (7) chronic (drought and thermal stress) and acute (precipitation, coastal and river flooding, fires and winds) threats were evaluated at 95 points associated with the main assets of the Ecopetrol Group. The results must provide an additional local-scale analysis, prioritizing the assets with the greatest exposure and vulnerability in the long term.

●

Transition risk: They are related to the challenges that the Ecopetrol Group has identified to transition towards a low-carbon, sustainable and competitive operation. The Ecopetrol Group carried out a prioritization of transition risks, identifying the following:

o

Regulatory risk, associated with regulatory changes that may directly affect the Ecopetrol Group in the short and medium term. Notable regulatory changes include the following: (i) new requirements for environmental license applications, license modifications, or minor changes to production and exploration, associated with the quantification of GHG emissions, mitigation actions, vulnerability and climate risk analysis, and adaptation actions, within the framework of the Comprehensive Corporate Climate Change Management Plan (PIGCCe), (ii) stricter regulatory requirements for the detection and repair of gas leaks, flaring, and venting, (iii) limitations on the use of offsets to meet decarbonization targets, (iv) new requirements for the validation and verification of reduction projects and their registration in the National Registry of GHG Emission Reductions (RENARE), (v) launch of the National Program for Tradable Emission Allowances (PNCTE), similar to an Emissions Trading System, in which emission allowances would be allocated. This program is currently in the design and development phase of its regulatory framework and is scheduled to begin in 2025 with full implementation by 2030.

o	Legal risk, associated with the negative reactions and lawsuits against the climate action of the Ecopetrol Group.
o	Risk of assets trapped in the traditional business of hydrocarbon production, transportation, and refining, considering factors such as fuel demand prospects and asset profit horizons.
o

Market risk, related to the change in preferences in the use of low-carbon products in the long term, which implies a risk for the Ecopetrol Group of not being able to meet market demand and of not advancing effectively in the development of these products.

o

Reputational risk, associated with the impossibility of responding in a timely way to the expectations and demands of investors and other interest groups to establish ambitious objectives regarding climate change, which would affect the image and brand of the Ecopetrol Group.

o	Technological risk, associated with the negative effects on the profitability of the business if there is no preparation and capacity to adapt to new technologies because of the transition process.

To manage the identified risks, the Ecopetrol Group defined as business risks: “Inadequate response to challenges associated with climate change, water, and biodiversity,” which relates to the company’s exposure to negative impacts due to its limited capacity to respond in a timely, efficient, and effective manner to commitments, obligations, and expectations regarding climate change, water, and biodiversity; and “Low-emission businesses that do not generate the expected value in light of the energy transition,” which relates to the Ecopetrol Group’s exposure to negative impacts due to failures to deliver on the value proposition and meet the energy transition goals of the business lines that are part of the energy transition portfolio, related to: i) power transmission and infrastructure, ii) low-emission businesses, and iii) Gas and LPG supply.

These business risks include mitigation actions, Key Risk Indicators (KRIs), and controls to effectively manage the causes and mitigate the materialization of the risk.

As of December 31, 2025, no events related to the risks previously identified by the Ecopetrol Group materialized.

Ecopetrol has developed three energy transition scenarios designed to serve as a robust, unified framework that enables the Ecopetrol Group (GE) to anticipate and understand the challenges and opportunities of the energy transition:

o	Climate Alignment (1.7°–1.8°C): A transition toward low-emission economies that aligns governments and institutions around climate change. Additionally, developed countries achieve Net-Zero, while other countries follow a slower path. This is insufficient to achieve the global Net-Zero ambition (1.5°C).
o	Energy Equilibrium (1.9° – 2.3°C): Fundamental changes in governments, markets, and society set in motion a long-term energy transition; the debate continues between prioritizing energy security and accelerating the transition.
o	Climate Divergence (2.5° – 2.8°C): Divergent interests in decarbonization despite changes in policy, regulation, and markets. Global public policy decisions are insufficient to close the climate ambition gap.

The Ecopetrol Group considers it important to compare three possible scenarios. Although the first and third scenarios do not reflect the Group’s baseline vision, it is necessary to compare other possible perspectives on the global energy transition. Based on the strategic vision for 2040, the Ecopetrol Group considers the second scenario to be the most likely and aligned with situations in which the energy future will be led by a gradual energy transition, which involves the additional use of low-emission energy sources without eliminating the existence and use of conventional energy within the energy mix.

In this regard, climate-related opportunities stem from risk analysis, the review of energy transition scenarios, and alignment with corporate strategy. In the process of identifying and evaluating opportunities, the Ecopetrol Group monitors and assesses the energy market and the business environment. Opportunities have been identified related to the diversification of traditional business, diversification into sustainable businesses, energy efficiency, and renewable energy.

o	Diversification of the traditional business: The Ecopetrol Group has identified opportunities to make its hydrocarbons business more resilient by capitalizing on the prospects for natural gas, the need for logistics and transportation for other types of fuels and energy sources, and the growing demand for more sustainable petrochemical products.
o	Diversification into sustainable businesses: Given that demand for solutions and services in this area will increase in the coming decades, the Ecopetrol Group identifies, within its “Growing with the Energy Transition” pillar, the potential for EBITDA generation in the following business lines: Transmission, roads, and telecommunications (through ISA) and Energies for the Transition (primarily natural gas, hydrogen, and CCUS).
o	Energy efficiency: As one of Colombia’s largest energy consumers, accounting for one-tenth of the country’s consumption, the Ecopetrol Group is committed to a Just Energy Transition. This leads the Ecopetrol Group to serve as a model for optimizing consumption as a key lever in addressing climate change.
o	Renewable energy: This is one of the Ecopetrol Group’s strategic levers. The Ecopetrol Group expects to have an installed capacity of 30% to 40% of the Ecopetrol Group’s total capacity associated with this type of energy, including solar, wind, biomass, and hydro.

30.11Capital management

The main objective of the capital management of the Ecopetrol Group is to ensure a financial structure that optimizes the cost of capital, maximizes the rate of return to its shareholders and allows access to financial markets at a competitive cost to cover financial needs.

The following is the leverage ratio as of December 31:

	2025	2024
Loans and borrowings (Note 20)	109,200	119,965
Cash and cash equivalents (Note 6)	(10,694)	(14,054)
Other financial assets (Note 9)	(3,296)	(5,240)
Net financial debt	95,210	100,671
Equity (Note 24)	106,739	105,913
Leverage (1)	47.15%	48.73%
(1)	Net financial debt / (Net financial debt + Equity)